UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ------------------------------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                  ---------------------------------------------


         Date of Report (Date of earliest event reported): July 11, 2001


                             TriVantage Group, Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                      000-27039                88-0292249
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                             15303 Ventura Boulevard
                                   Suite 1510
                         Sherman Oaks, California 91403
                    ----------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (818) 380-8180


                            PageActive Holdings, Inc.
                              318 N. Carson Street
                                    Suite 208
                            Carson City, Nevada 89701
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          (Former names or former address, if changed from last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

On July 11, 2001, we completed an acquisition transaction (the "Acquisition") in accordance with a Plan of Reorganization and Acquisition dated June 1, 2001, with Sitestar Applied Technologies, Inc. ("Sitestar"), a wholly-owned subsidiary of Sitestar Corporation, a public company, located in Sherman Oaks, California. As a consequence of the Acquisition, Sitestar became a wholly-owned subsidiary of PageActive Holdings, Inc. ("PageActive") and Sitestar Corporation became a major shareholder owning 176,660,280 shares.

The directors of Sitestar Corporation were elected directors of PageActive by our shareholders. The new directors are Frederick Manlunas, Clinton J. Sallee, and Kevork Zoryan. The officers of Sitestar Corporation have been appointed the new officers of PageActive. Our new officers are

          Clinton J. Sallee                 President/CEO
          Frederick T. Manlunas             Executive Chairman
          Kevin Pickard                     Secretary/Treasurer


As a further consequence of the Acquisition, our name was changed to "TriVantage Group, Inc." Our new corporate offices are located at 15303 Ventura Boulevard, Suite 1510, Sherman Oaks, California 91403, and our new telephone number is 818/380-8180.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On July 11, 2001, we acquired all of the issued and outstanding capital stock of Sitestar Applied Technologies, Inc., ("Sitestar"), a wholly owned subsidiary of Sitestar Corporation, in exchange for 176,660,228 shares of our common stock representing approximately 90% of the total issued and outstanding common stock of PageActive.

Sitestar is a creator of online and Internet businesses providing Internet design consulting and Internet-based solutions to small to medium-sized companies and startup businesses. Sitestar helps its clients define Internet strategies to improve their competitive position and to design, architect, develop, and implement solutions to execute those strategies.


ITEM 5.  OTHER EVENTS

RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Earl T. Shannon, Ronald W. Tupper and Matthew Gilbert, resigned as officers and/or directors of PageActive upon the close of the acquisition of Sitestar on July 11, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired

     No financial statements are filed herewith. The Registrant shall file financial statements by amendment hereto not later than sixty (60) days after the date that this initial report on Form 8-K must be filed.

(c)  Exhibits

         99.1 Plan of Reorganization and Acquisition between the Registrant and Sitestar Applied Technologies, Inc., was filed as an exhibit to
               Schedule 14C filed with the Securities and Exchange Commission on June 18, 2001, and incorporated herein by reference.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TriVantage Group, Inc.


                                  By:      /s/ Frederick T. Manlunas
                                      ------------------------------------------
                                      Frederick T. Manlunas - Executive Chairman

Dated:   July 26, 2001